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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: April 8, 2005



                            Ormat Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-32347


        Delaware                                           No. 88-0326081
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(State of Incorporation)                               (I.R.S. Employer
                                                        Identification No.)

   980 Greg Street, Sparks, Nevada                            89431
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(Address of principal executive offices)                    (Zip code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


       Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS



Item 2.02         Results of Operations and Financial Condition
Item 8.01         Other Events
Signatures
























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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02 Results of Operations and Financial Condition.

See Item 8.01 below.

Item 8.01.  Other Events.
Ormat Technologies, Inc. (the "Company") hereby announces that due to a computation error it misstated the weighted average number of shares and its net income per share for the fourth quarter ended December 31, 2004. The corrected weighted average number of shares for the three months ended December 31, 2004 was 27,969,000 and not 24,969,000, and as a result, the net income per share for the Company for the three months ended December 31, 2004 was $0.17 and not $0.19. The incorrect numbers were presented in the Company's earnings release filed on Form 8-K on March 23, 2005 and in Note 18 (Unaudited) of Item 8 of the Company's Form 10-K for the fiscal year ended December 31, 2004 filed March 28, 2005. The net income per share for the year ended December 31, 2004 was correctly stated as $0.72, and no other items were affected by the error referred to above.
The Company intends to file a Form 10-K/A as soon as practicable to revise Note 18 (Unaudited) of Item 8 to its Form 10-K to reflect the correct net income per share and the weighted average number of shares information.


Safe Harbor Statement

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the company's plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" under "Management's Discussion and Analysis of Financial Condition and Results of Operations" as described in the Company's Form 10-K filed with the Securities and Exchange Commission on March 28, 2005. These Risk Factors will also appear in the Company's Form 10-K/A when filed.

These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORMAT TECHNOLOGIES, INC.
                                                          (Registrant)



                                            By:  /s/ Yehudit Bronicki
                                               ---------------------------------
                                                 Yehudit Bronicki
                                                 Chief Executive Officer

Date:  April 8, 2005




















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